                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     JULY 30, 1999
                                                ------------------------

                          SEL-DRUM INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        NEW YORK                       0-22964                 84-1236134
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION         (COMMISSION             (IRS EMPLOYER
OF INCORPORATION)                    FILE NUMBER)          IDENTIFICATION NO.)


501 AMHERST STREET, BUFFALO, NEW YORK                         14207-2913
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


Registrant's telephone number, including area code  (905) 335-2766
                                                  ------------------------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

        On July 30, 1999, Robert E. Asseltine and Brian F. Turnbull and their respective affiliates, family members and related parties (the "Selling Shareholders") completed the sale of 96.7% of the outstanding Common Stock of Sel-Drum International, Inc. (the "Company") to C. Cotran Holding inc. (the "Purchaser"). Densigraphix Kopi inc., a wholly owned subsidiary of the Purchaser also purchased all of the Preferred Stock in the Company's Canadian subsidiary, Sel-Drum Imaging Corporation, held by Messrs. Turnbull and Asseltine. An aggregate of $5,702,472 was delivered for the Preferred Stock and Common Stock. The cash consideration for the Preferred Stock was $2,833,000. The cash consideration for the Common Stock was $2,869,472.

        The shares of Common Stock and Preferred Stock were sold pursuant to a Stock Sale and Purchase Agreement (the "Agreement") between the Selling Shareholders and the Purchaser. The terms of the Agreement were the result of negotiations between Messrs. Asseltine, Turnbull and the Purchaser. However, the Board of Directors of the Company did not obtain any independent "fairness" opinion or other evaluation regarding the terms of the Agreement, due to the cost of obtaining such opinion or evaluation.

        The foregoing summary of the Agreement is qualified by reference to the complete text of the Agreement which is filed as Exhibit (2.1) hereto and incorporated herein by reference.

        As a result of the transaction with the Purchaser and the sale of the shares of the Company's Common Stock, the following persons are known by the Company to own 5% or more of the Company's voting stock:

                                                        Percent of
                                                       Outstanding
Name and Address              Voting Shares           Voting Shares
----------------              -------------           -------------

C. Cotran Holding inc.         7,173,680(1)               96.7%


(1) Mr. Camille Cotran is the sole shareholder, director and officer of C. Cotran Holding inc.

Effective on the closing of the transaction, the Company's officers and directors are as follows:


        Camille Cotran                     Director, Chairman of the Board and Chief Executive Officer
        Raymond C. Sparks                  President and Chief Operating Officer
        John C. Hall                       Vice President - Finance
        John Brohman                       Director
        Louise Vaillancourt-Chatillon      Director and Secretary


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of Business Acquired

               Not Applicable

(b)   Pro Forma Financial Information

               Not Applicable

(c)   Exhibits

       Stock Sale and Purchase Agreement among the Selling Shareholders of Sel-Drum International, Inc. and Densigraphix Kopi inc. and C. Cotran Holding inc. dated July 30, 1999 is filed with this Form 8-K as Exhibit (2.1) (Plan of acquisition, reorganization, arrangement, liquidation or succession).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SEL-DRUM INTERNATIONAL, INC.


August 12, 1999                              By: /s/ Raymond C. Sparks
                                                ----------------------
                                                     Raymond C. Sparks
                                                     President